EXHIBIT 99.2

Arch Capital Group Ltd.
Waterloo House, Ground Floor
100 Pitts Bay Road
Pembroke HM 08 Bermuda

Financial Supplement
December 31, 2023

The following financial supplement is provided to assist in your understanding of Arch Capital Group Ltd. (“Arch”) and its subsidiaries (collectively, the “Company”).

This report is for informational purposes only. It should be read in conjunction with documents filed by Arch with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and the Quarterly Reports on Form 10-Q. Please refer to the Company’s website at www.archgroup.com for further information describing Arch.

Arch Capital Group Ltd.	Investor Relations
François Morin: (441) 278-9250	Donald Watson: (914) 872-3616; dwatson@archgroup.com

Arch Capital Group Ltd. and Subsidiaries
Table of Contents

1

Arch Capital Group Ltd. and Subsidiaries
Basis of Presentation
Basis of Presentation
All financial information contained herein is unaudited, however, certain information relating to the consolidated balance sheet at December 31, 2022 is derived from or agrees to audited financial information. Unless otherwise noted, all amounts are in millions, except for per share amounts and ratio information. Amounts presented have been rounded for presentation purposes and may not reconcile due to rounding differences.
Cautionary Note Regarding Forward-Looking Statements
The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This release or any other written or oral statements made by or on behalf of Arch and its subsidiaries may include forward-looking statements, which reflect the Company’s current views with respect to future events and financial performance. All statements other than statements of historical fact included in or incorporated by reference in this release are forward-looking statements.
Forward-looking statements can generally be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or their negative or variations or similar terminology. Forward-looking statements involve the Company’s current assessment of risks and uncertainties. Actual events and results may differ materially from those expressed or implied in these statements. A non-exclusive list of the important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: adverse general economic and market conditions; increased competition; pricing and policy term trends; fluctuations in the actions of rating agencies and the Company’s ability to maintain and improve the Company’s ratings; investment performance; the loss and addition of key personnel; the adequacy of the Company’s loss reserves, severity and/or frequency of losses, greater than expected loss ratios and adverse development on claim and/or claim expense liabilities; greater frequency or severity of unpredictable natural and man-made catastrophic events, including pandemics such as COVID-19; the impact of acts of terrorism and acts of war; changes in regulations and/or tax laws in the United States or elsewhere; the Company’s ability to successfully integrate, establish and maintain operating procedures as well as integrate the businesses we have acquired or may acquire into the existing operations; changes in accounting principles or policies; material differences between actual and expected assessments for guaranty funds and mandatory pooling arrangements; availability and cost to the Company of reinsurance to manage gross and net exposures; the failure of others to meet their obligations to the Company; an incident, disruption in operations or other cyber event caused by cyber attacks, the use of artificial intelligence technologies or other technology on the Company’s systems or those of the Company’s business partners and service providers, which could negatively impact the Company’s business and/or expose the Company to litigation; and other factors identified in the Company’s filings with the U.S. Securities and Exchange Commission.
The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included herein or elsewhere. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by these cautionary statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

2

Arch Capital Group Ltd. and Subsidiaries
Financial Highlights
The following table presents financial highlights:

(U.S. Dollars and shares in millions, except per share data)	Three Months Ended			Year Ended
	December 31,			December 31,
	2023	2022	Change	2023	2022	Change
Underwriting results:
Gross premiums written	$4,251	$3,795	12.0%	$18,403	$15,327	20.1%
Net premiums written	3,261	3,035	7.4%	13,468	11,078	21.6%
Net premiums earned	3,344	2,761	21.1%	12,440	9,679	28.5%
Underwriting income (loss) (1)	715	734	(2.6)%	2,612	1,796	45.4%

Loss ratio	49.0%	45.0%	4.0	50.2%	51.9%	(1.7)
Acquisition expense ratio	19.2%	18.1%	1.1	18.6%	18.0%	0.6
Other operating expense ratio	10.7%	10.4%	0.3	10.5%	11.7%	(1.2)
Combined ratio	78.9%	73.5%	5.4	79.3%	81.6%	(2.3)

Net investment income	$313	$181	72.9%	$1,023	$496	106.3%
Per diluted share	$0.82	$0.48	70.8%	$2.70	$1.31	106.1%

Net income available to Arch common shareholders	$2,324	$849	173.7%	$4,403	$1,436	206.6%
Per diluted share	$6.12	$2.26	170.8%	$11.62	$3.80	205.8%

After-tax operating income available to Arch common shareholders (1)	$945	$806	17.2%	$3,201	$1,840	74.0%
Per diluted share	$2.49	$2.14	16.4%	$8.45	$4.87	73.5%

Comprehensive income (loss) available to Arch	$3,111	$1,105	181.5%	$5,413	$(105)	n/m

Net cash provided by operating activities	$1,665	$982	69.6%	$5,749	$3,816	50.7%

Weighted average common shares and common share equivalents outstanding — diluted	379.8	375.9	1.0%	378.8	377.6	0.3%

Financial measures:
Change in book value per common share during period	21.5%	9.9%	11.6	43.9%	(2.8)%	46.7

Annualized net income return on average common equity	58.2%	29.5%	28.7	29.7%	11.6%	18.1
Annualized operating return on average common equity (1)	23.7%	28.0%	(4.3)	21.6%	14.8%	6.8

Total return on investments (2)	4.76%	2.60%	215 bps	7.57%	(6.45)%	1402 bps

(1)See ‘Comments on Regulation G’ for a further discussion of consolidated underwriting income or loss, after-tax operating income or loss available to Arch common shareholders and annualized operating return on average common equity.
(2)Total return on investments includes investment income, equity in net income (loss) of investment funds accounted for using the equity method, net realized gains and losses and the change in unrealized gains and losses and is calculated on a pre-tax basis and before investment expenses. See ‘Comments on Regulation G’ for a further discussion of the presentation of total return on investments.

3

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Income

(U.S. Dollars and shares in millions, except per share data)	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2023	2023	2023	2023	2022	2023	2022
Revenues
Net premiums earned	$3,344	$3,248	$2,965	$2,883	$2,761	$12,440	$9,679
Net investment income	313	269	242	199	181	1,023	496
Net realized gains (losses)	189	(248)	(123)	17	80	(165)	(663)
Other underwriting income	10	5	6	10	1	31	13
Equity in net income (loss) of investment funds accounted for using the equity method	102	59	69	48	40	278	115
Other income (loss)	17	(4)	3	11	8	27	(27)
Total revenues	3,975	3,329	3,162	3,168	3,071	13,634	9,613

Expenses
Losses and loss adjustment expenses	(1,637)	(1,647)	(1,491)	(1,471)	(1,241)	(6,246)	(5,028)
Acquisition expenses	(643)	(575)	(561)	(533)	(501)	(2,312)	(1,740)
Other operating expenses	(359)	(310)	(313)	(319)	(286)	(1,301)	(1,128)
Corporate expenses	(31)	(20)	(21)	(30)	(17)	(102)	(95)
Amortization of intangible assets	(24)	(24)	(24)	(23)	(26)	(95)	(106)
Interest expense	(34)	(34)	(33)	(32)	(32)	(133)	(131)
Net foreign exchange gains (losses)	(59)	22	(5)	(18)	(81)	(60)	102
Total expenses	(2,787)	(2,588)	(2,448)	(2,426)	(2,184)	(10,249)	(8,126)

Income (loss) before income taxes and income (loss) from operating affiliates	1,188	741	714	742	887	3,385	1,487
Income tax (expense) benefit	1,076	(72)	(67)	(64)	(61)	873	(80)
Income (loss) from operating affiliates	69	54	22	39	36	184	75
Net income (loss)	2,333	723	669	717	862	4,442	1,482
Net (income) loss attributable to noncontrolling interests	1	—	2	(2)	(3)	1	(6)
Net income (loss) attributable to Arch	2,334	723	671	715	859	4,443	1,476
Preferred dividends	(10)	(10)	(10)	(10)	(10)	(40)	(40)
Net income (loss) available to Arch common shareholders	$2,324	$713	$661	$705	$849	$4,403	$1,436

Comprehensive income (loss) available to Arch	$3,111	$589	$649	$1,064	$1,105	$5,413	$(105)

Net income (loss) per common share and common share equivalent
Basic	$6.29	$1.93	$1.79	$1.92	$2.32	$11.94	$3.90
Diluted	$6.12	$1.88	$1.75	$1.87	$2.26	$11.62	$3.80

Weighted average common shares and common share equivalents outstanding
Basic	369.6	369.2	368.7	367.3	365.9	368.7	368.6
Diluted	379.8	379.4	378.4	377.6	375.9	378.8	377.6

4

Arch Capital Group Ltd. and Subsidiaries
Consolidated Balance Sheets

(U.S. Dollars and shares in millions, except per share data)	December 31,	September 30,	June 30,	March 31,	December 31,
	2023	2023	2023	2023	2022
Assets
Investments:
Fixed maturities available for sale, at fair value	$23,553	$22,485	$21,434	$20,692	$19,683
Short-term investments available for sale, at fair value	2,063	1,682	1,702	1,553	1,332
Equity securities, at fair value	1,186	894	911	859	860
Other investments	2,488	2,068	1,846	1,776	1,644
Investments accounted for using the equity method	4,566	4,251	4,073	3,896	3,774
Total investments	33,856	31,380	29,966	28,776	27,293
Cash	917	859	904	803	855
Accrued investment income	236	217	233	163	159
Investment in operating affiliates	1,119	1,000	973	1,015	965
Premiums receivable	4,644	4,937	5,296	4,513	3,625
Reinsurance recoverable on unpaid and paid losses and loss adjustment expenses	7,064	6,821	6,717	6,612	6,564
Contractholder receivables	1,814	1,805	1,761	1,750	1,731
Ceded unearned premiums	2,170	2,444	2,459	2,116	1,799
Deferred acquisition costs	1,531	1,483	1,452	1,355	1,264
Receivable for securities sold	63	59	97	84	12
Goodwill and intangible assets	731	739	775	785	804
Other assets	4,761	3,483	3,223	3,131	2,919
Total assets	$58,906	$55,227	$53,856	$51,103	$47,990

Liabilities
Reserve for losses and loss adjustment expenses	$22,752	$21,836	$21,268	$20,758	$20,032
Unearned premiums	8,808	9,074	9,052	8,218	7,337
Reinsurance balances payable	2,000	2,215	2,191	1,819	1,530
Contractholder payables	1,817	1,807	1,764	1,752	1,734
Collateral held for insured obligations	259	274	275	252	249
Senior notes	2,726	2,726	2,726	2,726	2,725
Payable for securities purchased	247	417	526	262	95
Other liabilities	1,942	1,637	1,411	1,317	1,367
Total liabilities	40,551	39,986	39,213	37,104	35,069

Redeemable noncontrolling interests	2	2	2	11	11

Shareholders’ equity
Non-cumulative preferred shares	830	830	830	830	830
Common shares	1	1	1	1	1
Additional paid-in capital	2,327	2,297	2,278	2,260	2,211
Retained earnings	20,295	17,971	17,258	16,597	15,892
Accumulated other comprehensive income (loss), net of deferred income tax	(676)	(1,453)	(1,319)	(1,297)	(1,646)
Common shares held in treasury, at cost	(4,424)	(4,407)	(4,407)	(4,403)	(4,378)
Total shareholders’ equity	18,353	15,239	14,641	13,988	12,910
Total liabilities, noncontrolling interests and shareholders’ equity	$58,906	$55,227	$53,856	$51,103	$47,990

Common shares and common share equivalents outstanding, net of treasury shares	373.3	373.1	372.9	372.2	370.3
Book value per common share (1)	$46.94	$38.62	$37.04	$35.35	$32.62
(1) Excludes the effects of stock options and restricted stock units outstanding.

5

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Changes in Shareholders’ Equity

(U.S. Dollars in millions)	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2023	2023	2023	2023	2022	2023	2022
Non-cumulative preferred shares
Balance at beginning and end of period	$830	$830	$830	$830	$830	$830	$830

Common shares
Balance at beginning and end of period	1	1	1	1	1	1	1

Additional paid-in capital
Balance at beginning of period	2,297	2,278	2,260	2,211	2,187	2,211	2,085
Amortization of share-based compensation	20	15	17	41	8	93	88
All other	10	4	1	8	16	23	38
Balance at end of period	2,327	2,297	2,278	2,260	2,211	2,327	2,211

Retained earnings
Balance at beginning of period	17,971	17,258	16,597	15,892	15,043	15,892	14,456
Net income	2,333	723	669	717	862	4,442	1,482
Amounts attributable to noncontrolling interests	1	—	2	(2)	(3)	1	(6)
Preferred share dividends	(10)	(10)	(10)	(10)	(10)	(40)	(40)
Balance at end of period	20,295	17,971	17,258	16,597	15,892	20,295	15,892

Accumulated other comprehensive income (loss), net of deferred income tax
Balance at beginning of period	(1,453)	(1,319)	(1,297)	(1,646)	(1,892)	(1,646)	(65)
Change in unrealized appreciation (decline) in value of available-for-sale investments	721	(94)	(24)	344	161	947	(1,525)
Change in foreign currency translation adjustments	56	(40)	2	5	85	23	(56)
Balance at end of period	(676)	(1,453)	(1,319)	(1,297)	(1,646)	(676)	(1,646)

Common shares held in treasury, at cost
Balance at beginning of period	(4,407)	(4,407)	(4,403)	(4,378)	(4,373)	(4,378)	(3,761)
Shares repurchased for treasury	(17)	—	(4)	(25)	(5)	(46)	(617)
Balance at end of period	(4,424)	(4,407)	(4,407)	(4,403)	(4,378)	(4,424)	(4,378)

Total shareholders’ equity	$18,353	$15,239	$14,641	$13,988	$12,910	$18,353	$12,910

6

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Cash Flows

(U.S. Dollars in millions)	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2023	2023	2023	2023	2022	2023	2022
Operating Activities
Net income (loss)	$2,333	$723	$669	$717	$862	$4,442	$1,482
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized (gains) losses	(185)	257	127	(17)	(91)	182	651
Equity in net (income) or loss of investment funds accounted for using the equity method and other income or loss	(111)	(55)	17	(66)	47	(215)	154
Amortization of intangible assets	24	24	24	23	26	95	106
Share-based compensation	20	15	17	41	8	93	88
Changes in:
Reserve for losses and loss adjustment expenses, net	534	584	417	603	336	2,138	1,890
Unearned premiums, net	(83)	107	463	541	274	1,028	1,399
Premiums receivable	352	315	(777)	(871)	(14)	(981)	(1,110)
Deferred acquisition costs	(45)	(38)	(77)	(75)	(132)	(235)	(374)
Reinsurance balances payable	(237)	40	373	279	(164)	455	(36)
Deferred income tax assets, net	(1,201)	(18)	24	34	38	(1,161)	(121)
Other items, net	264	16	(126)	(246)	(208)	(92)	(313)
Net cash provided by operating activities	1,665	1,970	1,151	963	982	5,749	3,816
Investing Activities
Purchases of fixed maturity investments	(5,038)	(4,184)	(4,939)	(3,901)	(3,325)	(18,062)	(16,390)
Purchases of equity securities	(280)	(72)	(96)	(8)	(10)	(456)	(797)
Purchases of other investments	(1,059)	(555)	(291)	(266)	(450)	(2,171)	(1,720)
Proceeds from sales of fixed maturity investments	4,450	2,576	4,045	3,034	1,854	14,105	11,844
Proceeds from sales of equity securities	72	55	86	75	14	288	1,554
Proceeds from sales, redemptions and maturities of other investments	423	144	105	96	145	768	1,220
Proceeds from redemptions and maturities of fixed maturity investments	192	221	188	180	137	781	715
Net settlements of derivative instruments	119	(115)	32	14	37	50	(69)
Net (purchases) sales of short-term investments	(373)	10	(125)	(208)	619	(696)	467
Purchases of fixed assets	(15)	(11)	(15)	(11)	(13)	(52)	(50)
Other	(23)	(4)	5	(1)	(3)	(23)	125
Net cash provided by (used for) investing activities	(1,532)	(1,935)	(1,005)	(996)	(995)	(5,468)	(3,101)
Financing Activities
Purchases of common shares under share repurchase program	—	—	—	—	—	—	(586)
Proceeds from common shares issued, net	(7)	5	18	(18)	9	(2)	6
Change in third party investment in redeemable noncontrolling interests	—	—	(22)	—	—	(22)	—
Other	—	(2)	(1)	(2)	(1)	(5)	(86)
Preferred dividends paid	(10)	(10)	(10)	(10)	(10)	(40)	(40)
Net cash provided by (used for) financing activities	(17)	(7)	(15)	(30)	(2)	(69)	(706)
Effects of exchange rate changes on foreign currency cash and restricted cash	27	(26)	7	5	30	13	(50)
Increase (decrease) in cash and restricted cash	143	2	138	(58)	15	225	(41)
Cash and restricted cash, beginning of period	1,355	1,353	1,215	1,273	1,258	1,273	1,314
Cash and restricted cash, end of period	$1,498	$1,355	$1,353	$1,215	$1,273	$1,498	$1,273
Income taxes paid (received)	$140	$54	$69	$4	$53	$267	$255
Interest paid	$64	$—	$63	$—	$63	$127	$128

7

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Overview

The Company’s Insurance, Reinsurance and Mortgage segments each have managers who are responsible for the overall profitability of their respective segments and who are directly accountable to the Company’s chief operating decision makers, the Chief Executive Officer, the Chief Financial Officer and Treasurer and the President and Chief Underwriting Officer. The chief operating decision makers do not assess performance, measure return on equity or make resource allocation decisions on a line of business basis. Management measures segment performance for its three underwriting segments based on underwriting income or loss. The Company does not manage its assets by underwriting segment and, accordingly, investment income is not allocated to each underwriting segment.
The Company determined its reportable operating segments using the management approach described in accounting guidance regarding disclosures about segments of an enterprise and related information. The accounting policies of the segments are the same as those used for the preparation of the Company’s consolidated financial statements. Intersegment business is allocated to the segment accountable for the underwriting results.
Insurance Segment
The insurance segment consists of the Company’s insurance underwriting units which offer specialty product lines on a worldwide basis. Product lines include:
•    Construction and national accounts: primary and excess casualty coverages for middle market and large construction accounts, a comprehensive range of products for middle market accounts in specialty industries and casualty solutions for large national accounts, including loss sensitive primary insurance programs (large deductible, self-insured retention and retrospectively rated programs).
•    Excess and surplus casualty: primary and excess casualty insurance coverages written on a non-admitted basis.
•    Professional lines: directors’ and officers’ liability, errors and omissions liability, employment practices liability, fiduciary liability, crime, professional indemnity and other financial related coverages for corporate, private equity, venture capital, real estate investment trust, limited partnership, financial institution and not-for-profit clients of all sizes, cyber insurance, and medical professional and general liability insurance coverages for the healthcare industry. The business is predominately written on a claims-made basis.
•    Programs: primarily targeting program managers with unique expertise and niche products offering some combination of general liability, commercial automobile, property, inland marine, umbrella and workers’ compensation.
•    Property, energy, marine and aviation: primary and excess general property insurance coverages, including catastrophe-exposed property coverage, for commercial clients. Coverages for marine include hull, cargo, war, specie and liability. Aviation, standalone terrorism and political risks are also offered. Coverage may be provided for operational and construction risk.
•    Travel, accident and health: specialty travel and accident and related insurance products for individual, group travelers, travel agents and suppliers, as well as accident and health, which provides accident, disability and medical plan insurance coverages for employer groups, medical plan members, students and other participant groups.
•Warranty and lenders solutions: collateral protection, debt cancellation and service contract reimbursement products to banks, credit unions, automotive dealerships and original equipment manufacturers and other specialty programs that pertain to automotive lending and leasing.
•    Other: includes alternative market risks (including captive insurance programs), excess workers’ compensation and employer’s liability insurance coverages for qualified self-insured groups, associations and trusts, and contract, commercial and transactional surety coverages.

Reinsurance Segment
The reinsurance segment consists of the Company’s reinsurance underwriting units which offer specialty product lines on a worldwide basis. Reinsurance agreements are typically offered on a proportional and/or excess of loss basis and provide coverage to ceding company clients for specific underlying written policies. Product lines include:
•Casualty: provides coverage on third party liability exposures including, among others, executive assurance, professional liability, excess and umbrella liability, excess motor and healthcare business, and workers’ compensation. Business is assumed primarily on a treaty basis, with some facultative coverages also offered.
•Marine and aviation: provides coverage for energy, hull, cargo, specie, liability and transit, and aviation business, including airline and general aviation risks. Business written may also include space business, which includes coverages for satellite assembly, launch and operation for commercial space programs.
•Other specialty: provides coverage for proportional motor reinsurance, whole account multi-line treaties, cyber, trade credit and surety, accident and health, workers’ compensation catastrophe, agriculture and political risk, among others.
•Property catastrophe: provides protection for most types of catastrophic losses, including hurricane, earthquake, flood, tornado, hail and fire, and for other perils on a case-by-case basis. Excess of loss coverages are triggered when aggregate losses and loss adjustment expense from a single occurrence of a covered peril exceed the retention specified in the contract.
•Property excluding property catastrophe: provides coverage for personal lines and/or commercial property exposures and principally covers buildings, structures, equipment and contents. The primary perils in this business include fire, explosion, collapse, riot, vandalism, wind, tornado, flood and earthquake. Business is assumed on either a treaty or facultative basis.
•Other: primarily includes life reinsurance business.
Mortgage Segment
The mortgage segment includes the Company’s underwriting units which offer mortgage insurance and reinsurance products on a worldwide basis. Underwriting units include:
•U.S. primary mortgage insurance: offers private mortgage insurance through Arch Mortgage Insurance Company and United Guaranty Residential Insurance Company (combined “Arch MI U.S.”), both approved eligible mortgage insurers by Fannie Mae and Freddie Mac. Arch MI U.S. also includes Arch Mortgage Guaranty Company, which is not a government sponsored enterprise (“GSE”) approved entity.
•U.S. credit risk transfer (“CRT”) and other: underwrites CRT transactions, which are predominantly with GSEs, and other U.S. reinsurance transactions.
•International mortgage insurance/reinsurance: underwrites mortgage insurance and reinsurance outside of the U.S.
Corporate Segment
The corporate segment results include net investment income, net realized gains or losses (which includes realized and unrealized changes in the fair value of equity securities and assets accounted for using the fair value option, realized and unrealized gains and losses on derivative instruments and changes in the allowance for credit losses on financial assets), equity in net income or loss of investment funds accounted for using the equity method, other income (loss), corporate expenses, transaction costs and other, amortization of intangible assets, interest expense, net foreign exchange gains or losses, income taxes items (which for the 2023 fourth quarter reflects the establishment of a net deferred tax asset related to the enactment of Bermuda’s new corporate income tax), income or loss from operating affiliates and items related to the Company’s non cumulative preferred shares.

8

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in millions)	Three Months Ended
	December 31, 2023
	Insurance	Reinsurance	Mortgage	Total
Gross premiums written (1)	$1,934	$1,971	$350	$4,251
Premiums ceded	(485)	(414)	(95)	(990)
Net premiums written	1,449	1,557	255	3,261
Change in unearned premiums	—	63	20	83
Net premiums earned	1,449	1,620	275	3,344
Other underwriting income (loss)	—	8	2	10
Losses and loss adjustment expenses	(846)	(848)	57	(1,637)
Acquisition expenses	(277)	(365)	(1)	(643)
Other operating expenses	(227)	(85)	(47)	(359)
Underwriting income (loss)	$99	$330	$286	715

Net investment income				313
Net realized gains (losses)				189
Equity in net income (loss) of investment funds accounted for using the equity method				102
Other income (loss)				17
Corporate expenses (2)				(27)
Transaction costs and other (2)				(4)
Amortization of intangible assets				(24)
Interest expense				(34)
Net foreign exchange gains (losses)				(59)
Income (loss) before income taxes and income (loss) from operating affiliates				1,188
Income tax (expense) benefit				1,076
Income (loss) from operating affiliates				69
Net income (loss)				2,333
Net (income) loss attributable to noncontrolling interests				1
Net income (loss) available to Arch				2,334
Preferred dividends				(10)
Net income (loss) available to Arch common shareholders				$2,324

Underwriting Ratios
Loss ratio	58.4%	52.3%	(20.6)%	49.0%
Acquisition expense ratio	19.1%	22.5%	0.2%	19.2%
Other operating expense ratio	15.6%	5.2%	17.1%	10.7%
Combined ratio	93.1%	80.0%	(3.3)%	78.9%

Net premiums written to gross premiums written	74.9%	79.0%	72.9%	76.7%

Total investable assets				$34,589
Total assets				58,906
Total liabilities				40,551

(1)    Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.
(2)    Certain expenses have been excluded from ‘corporate expenses’ and reflected in ‘Transaction costs and other.’ See ‘Comments on Regulation G’ for a further discussion of such items.

9

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in millions)	Three Months Ended
	December 31, 2022
	Insurance	Reinsurance	Mortgage	Total
Gross premiums written (1)	$1,644	$1,797	$356	$3,795
Premiums ceded	(427)	(254)	(81)	(760)
Net premiums written	1,217	1,543	275	3,035
Change in unearned premiums	27	(318)	17	(274)
Net premiums earned	1,244	1,225	292	2,761
Other underwriting income (loss)	—	(1)	2	1
Losses and loss adjustment expenses	(730)	(648)	137	(1,241)
Acquisition expenses	(244)	(244)	(13)	(501)
Other operating expenses	(172)	(69)	(45)	(286)
Underwriting income (loss)	$98	$263	$373	734

Net investment income				181
Net realized gains (losses)				80
Equity in net income (loss) of investment funds accounted for using the equity method				40
Other income (loss)				8
Corporate expenses (2)				(17)
Transaction costs and other (2)				—
Amortization of intangible assets				(26)
Interest expense				(32)
Net foreign exchange gains (losses)				(81)
Income (loss) before income taxes and income (loss) from operating affiliates				887
Income tax (expense) benefit				(61)
Income (loss) from operating affiliates				36
Net income (loss)				862
Net (income) loss attributable to noncontrolling interests				(3)
Net income (loss) available to Arch				859
Preferred dividends				(10)
Net income (loss) available to Arch common shareholders				$849

Underwriting Ratios
Loss ratio	58.7%	52.9%	(46.9)%	45.0%
Acquisition expense ratio	19.6%	19.9%	4.4%	18.1%
Other operating expense ratio	13.8%	5.6%	15.4%	10.4%
Combined ratio	92.1%	78.4%	(27.1)%	73.5%

Net premiums written to gross premiums written	74.0%	85.9%	77.2%	80.0%

Total investable assets				$28,065
Total assets				47,990
Total liabilities				35,069
(1)    Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.
(2)    Certain expenses have been excluded from ‘corporate expenses’ and reflected in ‘Transaction costs and other.’ See ‘Comments on Regulation G’ for a further discussion of such items.

10

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in millions)	Year Ended
	December 31, 2023
	Insurance	Reinsurance	Mortgage	Total
Gross premiums written (1)	$7,911	$9,113	$1,387	$18,403
Premiums ceded	(2,049)	(2,559)	(335)	(4,935)
Net premiums written	5,862	6,554	1,052	13,468
Change in unearned premiums	(416)	(718)	106	(1,028)
Net premiums earned	5,446	5,836	1,158	12,440
Other underwriting income (loss)	—	17	14	31
Losses and loss adjustment expenses	(3,122)	(3,227)	103	(6,246)
Acquisition expenses	(1,055)	(1,240)	(17)	(2,312)
Other operating expenses	(819)	(288)	(194)	(1,301)
Underwriting income (loss)	$450	$1,098	$1,064	2,612

Net investment income				1,023
Net realized gains (losses)				(165)
Equity in net income (loss) of investment funds accounted for using the equity method				278
Other income (loss)				27
Corporate expenses (2)				(96)
Transaction costs and other (2)				(6)
Amortization of intangible assets				(95)
Interest expense				(133)
Net foreign exchange gains (losses)				(60)
Income (loss) before income taxes and income (loss) from operating affiliates				3,385
Income tax (expense) benefit				873
Income (loss) from operating affiliates				184
Net income (loss)				4,442
Net (income) loss attributable to noncontrolling interests				1
Net income (loss) available to Arch				4,443
Preferred dividends				(40)
Net income (loss) available to Arch common shareholders				$4,403

Underwriting Ratios
Loss ratio	57.3%	55.3%	(8.9)%	50.2%
Acquisition expense ratio	19.4%	21.2%	1.4%	18.6%
Other operating expense ratio	15.0%	4.9%	16.8%	10.5%
Combined ratio	91.7%	81.4%	9.3%	79.3%

Net premiums written to gross premiums written	74.1%	71.9%	75.8%	73.2%

(1)    Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.
(2)    Certain expenses have been excluded from ‘corporate expenses’ and reflected in ‘Transaction costs and other.’ See ‘Comments on Regulation G’ for a further discussion of such items.

11

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in millions)	Year Ended
	December 31, 2022
	Insurance	Reinsurance	Mortgage	Total
Gross premiums written (1)	$6,931	$6,948	$1,455	$15,327
Premiums ceded	(1,910)	(2,024)	(322)	(4,249)
Net premiums written	5,021	4,924	1,133	11,078
Change in unearned premiums	(461)	(965)	27	(1,399)
Net premiums earned	4,560	3,959	1,160	9,679
Other underwriting income (loss)	—	5	8	13
Losses and loss adjustment expenses	(2,784)	(2,568)	324	(5,028)
Acquisition expenses	(887)	(813)	(40)	(1,740)
Other operating expenses	(665)	(268)	(195)	(1,128)
Underwriting income (loss)	$224	$315	$1,257	1,796

Net investment income				496
Net realized gains (losses)				(663)
Equity in net income (loss) of investment funds accounted for using the equity method				115
Other income (loss)				(27)
Corporate expenses (2)				(95)
Transaction costs and other (2)				—
Amortization of intangible assets				(106)
Interest expense				(131)
Net foreign exchange gains (losses)				102
Income (loss) before income taxes and income (loss) from operating affiliates				1,487
Income tax (expense) benefit				(80)
Income (loss) from operating affiliates				75
Net income (loss)				1,482
Net (income) loss attributable to noncontrolling interests				(6)
Net income (loss) available to Arch				1,476
Preferred dividends				(40)
Net income (loss) available to Arch common shareholders				$1,436

Underwriting Ratios
Loss ratio	61.0%	64.9%	(28.0)%	51.9%
Acquisition expense ratio	19.4%	20.5%	3.5%	18.0%
Other operating expense ratio	14.6%	6.8%	16.8%	11.7%
Combined ratio	95.0%	92.2%	(7.7)%	81.6%

Net premiums written to gross premiums written	72.4%	70.9%	77.9%	72.3%

(1)    Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.
(2)    Certain expenses have been excluded from ‘corporate expenses’ and reflected in ‘Transaction costs and other.’ See ‘Comments on Regulation G’ for a further discussion of such items.

12

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Insurance Segment

(U.S. Dollars in millions)	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2023	2023	2023	2023	2022	2023	2022
Gross premiums written	$1,934	$2,043	$1,955	$1,979	$1,644	$7,911	$6,931
Premiums ceded	(485)	(521)	(501)	(542)	(427)	(2,049)	(1,910)
Net premiums written	1,449	1,522	1,454	1,437	1,217	5,862	5,021
Change in unearned premiums	—	(110)	(126)	(180)	27	(416)	(461)
Net premiums earned	1,449	1,412	1,328	1,257	1,244	5,446	4,560
Losses and loss adjustment expenses	(846)	(812)	(761)	(703)	(730)	(3,122)	(2,784)
Acquisition expenses	(277)	(269)	(264)	(245)	(244)	(1,055)	(887)
Other operating expenses	(227)	(202)	(195)	(195)	(172)	(819)	(665)
Underwriting income (loss)	$99	$129	$108	$114	$98	$450	$224

Underwriting Ratios
Loss ratio	58.4%	57.5%	57.3%	55.9%	58.7%	57.3%	61.0%
Acquisition expense ratio	19.1%	19.1%	19.9%	19.5%	19.6%	19.4%	19.4%
Other operating expense ratio	15.6%	14.3%	14.7%	15.5%	13.8%	15.0%	14.6%
Combined ratio	93.1%	90.9%	91.9%	90.9%	92.1%	91.7%	95.0%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of reinsurance and reinstatement premiums	3.8%	2.6%	2.6%	1.6%	2.8%	2.7%	5.3%
Net (favorable) adverse development in prior year loss reserves, net of related adjustments	(0.5)%	(0.8)%	(0.5)%	(0.5)%	(0.3)%	(0.6)%	(0.2)%
Combined ratio excluding catastrophic activity and prior year development (1)	89.8%	89.1%	89.8%	89.8%	89.6%	89.6%	89.9%

Net premiums written to gross premiums written	74.9%	74.5%	74.4%	72.6%	74.0%	74.1%	72.4%

(1)See ‘Comments on Regulation G’ for further discussion.

13

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Insurance Segment

(U.S. Dollars in millions)	Three Months Ended										Year Ended
	December 31,		September 30,		June 30,		March 31,		December 31,		December 31,		December 31,
	2023		2023		2023		2023		2022		2023		2022
Net Premiums Written by Underwriting Unit
Professional lines	$356	24.6%	$375	24.6%	$342	23.5%	$328	22.8%	$393	32.3%	$1,401	23.9%	$1,502	29.9%
Property, energy, marine and aviation	282	19.5%	342	22.5%	320	22.0%	275	19.1%	190	15.6%	1,219	20.8%	878	17.5%
Programs	189	13.0%	202	13.3%	210	14.4%	141	9.8%	130	10.7%	742	12.7%	611	12.2%
Construction and national accounts	182	12.6%	129	8.5%	144	9.9%	173	12.0%	135	11.1%	628	10.7%	470	9.4%
Excess and surplus casualty	144	9.9%	130	8.5%	135	9.3%	131	9.1%	129	10.6%	540	9.2%	461	9.2%
Travel, accident and health	127	8.8%	126	8.3%	126	8.7%	180	12.5%	106	8.7%	559	9.5%	484	9.6%
Warranty and lenders solutions	53	3.7%	51	3.4%	42	2.9%	89	6.2%	36	3.0%	235	4.0%	139	2.8%
Other	116	8.0%	167	11.0%	135	9.3%	120	8.4%	98	8.1%	538	9.2%	476	9.5%
Total	$1,449	100.0%	$1,522	100.0%	$1,454	100.0%	$1,437	100.0%	$1,217	100.0%	$5,862	100.0%	$5,021	100.0%

Net Premiums Written by Underwriting Location
United States	$936	64.6%	$986	64.8%	$965	66.4%	$893	62.1%	$788	64.7%	$3,780	64.5%	$3,342	66.6%
Europe	423	29.2%	455	29.9%	416	28.6%	480	33.4%	351	28.8%	1,774	30.3%	1,405	28.0%
Other	90	6.2%	81	5.3%	73	5.0%	64	4.5%	78	6.4%	308	5.3%	274	5.5%
Total	$1,449	100.0%	$1,522	100.0%	$1,454	100.0%	$1,437	100.0%	$1,217	100.0%	$5,862	100.0%	$5,021	100.0%

Net Premiums Earned by Underwriting Unit
Professional lines	$352	24.3%	$363	25.7%	$355	26.7%	$349	27.8%	$368	29.6%	$1,419	26.1%	$1,314	28.8%
Property, energy, marine and aviation	312	21.5%	288	20.4%	237	17.8%	227	18.1%	215	17.3%	1,064	19.5%	772	16.9%
Programs	185	12.8%	167	11.8%	162	12.2%	144	11.5%	151	12.1%	658	12.1%	590	12.9%
Construction and national accounts	155	10.7%	147	10.4%	133	10.0%	126	10.0%	126	10.1%	561	10.3%	432	9.5%
Excess and surplus casualty	133	9.2%	126	8.9%	116	8.7%	111	8.8%	104	8.4%	486	8.9%	393	8.6%
Travel, accident and health	134	9.2%	148	10.5%	147	11.1%	128	10.2%	124	10.0%	557	10.2%	492	10.8%
Warranty and lenders solutions	43	3.0%	43	3.0%	49	3.7%	50	4.0%	36	2.9%	185	3.4%	128	2.8%
Other	135	9.3%	130	9.2%	129	9.7%	122	9.7%	120	9.6%	516	9.5%	439	9.6%
Total	$1,449	100.0%	$1,412	100.0%	$1,328	100.0%	$1,257	100.0%	$1,244	100.0%	$5,446	100.0%	$4,560	100.0%

14

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Reinsurance Segment

(U.S. Dollars in millions)	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2023	2023	2023	2023	2022	2023	2022
Gross premiums written	$1,971	$2,138	$2,544	$2,460	$1,797	$9,113	$6,948
Premiums ceded	(414)	(576)	(835)	(734)	(254)	(2,559)	(2,024)
Net premiums written	1,557	1,562	1,709	1,726	1,543	6,554	4,924
Change in unearned premiums	63	(19)	(366)	(396)	(318)	(718)	(965)
Net premiums earned	1,620	1,543	1,343	1,330	1,225	5,836	3,959
Other underwriting income (loss)	8	2	3	4	(1)	17	5
Losses and loss adjustment expenses	(848)	(870)	(743)	(766)	(648)	(3,227)	(2,568)
Acquisition expenses	(365)	(304)	(290)	(281)	(244)	(1,240)	(813)
Other operating expenses	(85)	(61)	(68)	(74)	(69)	(288)	(268)
Underwriting income (loss)	$330	$310	$245	$213	$263	$1,098	$315

Underwriting Ratios
Loss ratio	52.3%	56.4%	55.3%	57.6%	52.9%	55.3%	64.9%
Acquisition expense ratio	22.5%	19.7%	21.6%	21.1%	19.9%	21.2%	20.5%
Other operating expense ratio	5.2%	3.9%	5.0%	5.6%	5.6%	4.9%	6.8%
Combined ratio	80.0%	80.0%	81.9%	84.3%	78.4%	81.4%	92.2%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of reinsurance and reinstatement premiums	5.1%	9.3%	6.3%	4.4%	—%	6.3%	12.9%
Net (favorable) adverse development in prior year loss reserves, net of related adjustments	(1.3)%	(2.8)%	(1.8)%	(3.4)%	(4.5)%	(2.3)%	(4.3)%
Combined ratio excluding catastrophic activity and prior year development (1)	76.2%	73.5%	77.4%	83.3%	82.9%	77.4%	83.6%

Net premiums written to gross premiums written	79.0%	73.1%	67.2%	70.2%	85.9%	71.9%	70.9%

(1)See ‘Comments on Regulation G’ for further discussion.

15

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Reinsurance Segment

(U.S. Dollars in millions)	Three Months Ended										Year Ended
	December 31,		September 30,		June 30,		March 31,		December 31,		December 31,		December 31,
	2023		2023		2023		2023		2022		2023		2022
Net Premiums Written by Underwriting Unit
Other specialty	$787	50.5%	$527	33.7%	$479	28.0%	$619	35.9%	$803	52.0%	$2,412	36.8%	$1,983	40.3%
Property excluding property catastrophe	414	26.6%	593	38.0%	457	26.7%	446	25.8%	340	22.0%	1,910	29.1%	1,276	25.9%
Casualty	215	13.8%	273	17.5%	231	13.5%	283	16.4%	264	17.1%	1,002	15.3%	973	19.8%
Property catastrophe	63	4.0%	76	4.9%	469	27.4%	257	14.9%	55	3.6%	865	13.2%	416	8.4%
Marine and aviation	42	2.7%	54	3.5%	55	3.2%	99	5.7%	51	3.3%	250	3.8%	167	3.4%
Other	36	2.3%	39	2.5%	18	1.1%	22	1.3%	30	1.9%	115	1.8%	109	2.2%
Total	$1,557	100.0%	$1,562	100.0%	$1,709	100.0%	$1,726	100.0%	$1,543	100.0%	$6,554	100.0%	$4,924	100.0%

Net Premiums Written by Underwriting Location
Bermuda	$723	46.4%	$708	45.3%	$958	56.1%	$899	52.1%	$910	59.0%	$3,288	50.2%	$2,561	52.0%
United States	466	29.9%	461	29.5%	408	23.9%	421	24.4%	377	24.4%	1,756	26.8%	1,247	25.3%
Europe and other	368	23.6%	393	25.2%	343	20.1%	406	23.5%	256	16.6%	1,510	23.0%	1,116	22.7%
Total	$1,557	100.0%	$1,562	100.0%	$1,709	100.0%	$1,726	100.0%	$1,543	100.0%	$6,554	100.0%	$4,924	100.0%

Net Premiums Earned by Underwriting Unit
Other specialty	$598	36.9%	$505	32.7%	$483	36.0%	$511	38.4%	$532	43.4%	$2,097	35.9%	$1,378	34.8%
Property excluding property catastrophe	484	29.9%	449	29.1%	358	26.7%	354	26.6%	310	25.3%	1,645	28.2%	1,090	27.5%
Casualty	230	14.2%	264	17.1%	258	19.2%	253	19.0%	220	18.0%	1,005	17.2%	855	21.6%
Property catastrophe	215	13.3%	219	14.2%	169	12.6%	139	10.5%	77	6.3%	742	12.7%	367	9.3%
Marine and aviation	56	3.5%	66	4.3%	56	4.2%	51	3.8%	50	4.1%	229	3.9%	159	4.0%
Other	37	2.3%	40	2.6%	19	1.4%	22	1.7%	36	2.9%	118	2.0%	110	2.8%
Total	$1,620	100.0%	$1,543	100.0%	$1,343	100.0%	$1,330	100.0%	$1,225	100.0%	$5,836	100.0%	$3,959	100.0%

16

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in millions)	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2023	2023	2023	2023	2022	2023	2022
Gross premiums written	$350	$347	$347	$343	$356	$1,387	$1,455
Premiums ceded	(95)	(76)	(82)	(82)	(81)	(335)	(322)
Net premiums written	255	271	265	261	275	1,052	1,133
Change in unearned premiums	20	22	29	35	17	106	27
Net premiums earned	275	293	294	296	292	1,158	1,160
Other underwriting income	2	3	3	6	2	14	8
Losses and loss adjustment expenses	57	35	13	(2)	137	103	324
Acquisition expenses	(1)	(2)	(7)	(7)	(13)	(17)	(40)
Other operating expenses	(47)	(47)	(50)	(50)	(45)	(194)	(195)
Underwriting income	$286	$282	$253	$243	$373	$1,064	$1,257

Underwriting Ratios
Loss ratio	(20.6)%	(12.1)%	(4.5)%	0.6%	(46.9)%	(8.9)%	(28.0)%
Acquisition expense ratio	0.2%	0.6%	2.4%	2.5%	4.4%	1.4%	3.5%
Other operating expense ratio	17.1%	16.2%	17.1%	16.9%	15.4%	16.8%	16.8%
Combined ratio	(3.3)%	4.7%	15.0%	20.0%	(27.1)%	9.3%	(7.7)%

Net (favorable) adverse development in prior year loss reserves, net of related adjustments	(39.0)%	(33.5)%	(28.7)%	(24.6)%	(72.1)%	(31.3)%	(48.6)%
Combined ratio excluding prior year development (1)	35.7%	38.2%	43.7%	44.6%	45.0%	40.6%	40.9%

Net premiums written to gross premiums written	72.9%	78.1%	76.4%	76.1%	77.2%	75.8%	77.9%

(1)    See ‘Comments on Regulation G’ for further discussion.

17

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in millions)	Three Months Ended										Year Ended
	December 31,		September 30,		June 30,		March 31,		December 31,		December 31,		December 31,
	2023		2023		2023		2023		2022		2023		2022
Net Premiums Written by Underwriting Unit
U.S. primary mortgage insurance	$175	68.6%	$190	70.1%	$186	70.2%	$186	71.3%	$187	68.0%	$737	70.1%	$769	67.9%
U.S. credit risk transfer (CRT) and other	56	22.0%	57	21.0%	54	20.4%	53	20.3%	53	19.3%	220	20.9%	196	17.3%
International mortgage insurance/reinsurance	24	9.4%	24	8.9%	25	9.4%	22	8.4%	35	12.7%	95	9.0%	168	14.8%
Total	$255	100.0%	$271	100.0%	$265	100.0%	$261	100.0%	$275	100.0%	$1,052	100.0%	$1,133	100.0%

Net Premiums Written by Underwriting Location
United States	$176	69.0%	$192	70.8%	$187	70.6%	$188	72.0%	$190	69.1%	$743	70.6%	$781	68.9%
Other	79	31.0%	79	29.2%	78	29.4%	73	28.0%	85	30.9%	309	29.4%	352	31.1%
Total	$255	100.0%	$271	100.0%	$265	100.0%	$261	100.0%	$275	100.0%	$1,052	100.0%	$1,133	100.0%

Net Premiums Earned by Underwriting Unit
U.S. primary mortgage insurance	$177	64.4%	$192	65.5%	$194	66.0%	$196	66.2%	$197	67.5%	$759	65.5%	$804	69.3%
U.S. credit risk transfer (CRT) and other	55	20.0%	58	19.8%	54	18.4%	53	17.9%	53	18.2%	220	19.0%	196	16.9%
International mortgage insurance/reinsurance	43	15.6%	43	14.7%	46	15.6%	47	15.9%	42	14.4%	179	15.5%	160	13.8%
Total	$275	100.0%	$293	100.0%	$294	100.0%	$296	100.0%	$292	100.0%	$1,158	100.0%	$1,160	100.0%

(U.S. Dollars in millions)
	December 31, 2023		September 30, 2023		June 30, 2023		March 31, 2023		December 31, 2022
Insurance In Force (IIF) (1)
U.S. primary mortgage insurance	$290,764	57.1%	$292,903	57.4%	$293,902	56.6%	$294,244	57.3%	$295,651	57.6%
U.S. credit risk transfer (CRT) and other	149,098	29.3%	152,453	29.9%	154,983	29.9%	147,731	28.8%	145,087	28.3%
International mortgage insurance/reinsurance	69,473	13.6%	65,107	12.8%	70,117	13.5%	71,327	13.9%	72,315	14.1%
Total	$509,335	100.0%	$510,463	100.0%	$519,002	100.0%	$513,302	100.0%	$513,053	100.0%
Risk In Force (RIF) (2)
U.S. primary mortgage insurance	$75,527	84.6%	$75,850	84.9%	$75,941	84.5%	$75,770	84.8%	$75,806	84.8%
U.S. credit risk transfer and other	6,156	6.9%	6,478	7.2%	6,556	7.3%	6,286	7.0%	6,245	7.0%
International mortgage insurance/reinsurance	7,562	8.5%	7,034	7.9%	7,385	8.2%	7,333	8.2%	7,369	8.2%
Total	$89,245	100.0%	$89,362	100.0%	$89,882	100.0%	$89,389	100.0%	$89,420	100.0%

(1) The aggregate dollar amount of each insured mortgage loan’s current principal balance. Such amounts are shown before external reinsurance.
(2) The aggregate dollar amount of each insured mortgage loan’s current principal balance multiplied by the insurance coverage percentage specified in the policy for insurance policies issued and after contract limits and/or loss ratio caps for risk-sharing or reinsurance transactions. Such amounts are shown before external reinsurance.

18

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment
The following table provides supplemental disclosures for the Company’s U.S. primary mortgage insurance operations:

(U.S. Dollars in millions)
	December 31, 2023		September 30, 2023		June 30, 2023		March 31, 2023		December 31, 2022
Total RIF by credit quality (FICO score):
>=740	$46,796	62.0%	$46,990	62.0%	$46,978	61.9%	$46,788	61.8%	$46,812	61.8%
680-739	24,990	33.1%	25,055	33.0%	25,083	33.0%	25,016	33.0%	24,945	32.9%
620-679	3,497	4.6%	3,554	4.7%	3,622	4.8%	3,699	4.9%	3,772	5.0%
<620	244	0.3%	251	0.3%	258	0.3%	267	0.4%	277	0.4%
Total	$75,527	100.0%	$75,850	100.0%	$75,941	100.0%	$75,770	100.0%	$75,806	100.0%
Weighted average FICO score	748		748		748		748		750
Total RIF by Loan-To-Value (LTV):
95.01% and above	$7,067	9.4%	$7,113	9.4%	$7,151	9.4%	$7,215	9.5%	$7,289	9.6%
90.01% to 95.00%	44,669	59.1%	44,675	58.9%	44,496	58.6%	44,066	58.2%	43,681	57.6%
85.01% to 90.00%	20,490	27.1%	20,565	27.1%	20,627	27.2%	20,665	27.3%	20,851	27.5%
85.00% and below	3,301	4.4%	3,497	4.6%	3,667	4.8%	3,824	5.0%	3,985	5.3%
Total	$75,527	100.0%	$75,850	100.0%	$75,941	100.0%	$75,770	100.0%	$75,806	100.0%
Weighted average LTV	93.0%		93.0%		93.0%		92.9%		92.8%
Total RIF by State:
California	$6,162	8.2%	$6,235	8.2%	$6,317	8.3%	$6,369	8.4%	$6,341	8.4%
Texas	5,972	7.9%	6,081	8.0%	6,159	8.1%	6,179	8.2%	6,151	8.1%
North Carolina	3,248	4.3%	3,258	4.3%	3,239	4.3%	3,191	4.2%	3,160	4.2%
Georgia	3,081	4.1%	3,116	4.1%	3,155	4.2%	3,167	4.2%	3,169	4.2%
Minnesota	3,069	4.1%	3,060	4.0%	3,023	4.0%	2,994	4.0%	3,003	4.0%
Florida	3,007	4.0%	3,086	4.1%	3,167	4.2%	3,225	4.3%	3,268	4.3%
Illinois	2,986	4.0%	2,994	3.9%	3,010	4.0%	3,054	4.0%	3,081	4.1%
Massachusetts	2,858	3.8%	2,841	3.7%	2,834	3.7%	2,822	3.7%	2,809	3.7%
Michigan	2,773	3.7%	2,722	3.6%	2,661	3.5%	2,626	3.5%	2,618	3.5%
Virginia	2,578	3.4%	2,605	3.4%	2,619	3.4%	2,634	3.5%	2,656	3.5%
Other	39,793	52.7%	39,852	52.5%	39,757	52.4%	39,509	52.1%	39,550	52.2%
Total	$75,527	100.0%	$75,850	100.0%	$75,941	100.0%	$75,770	100.0%	$75,806	100.0%
Weighted average coverage (end of period RIF divided by IIF)	26.0%		25.9%		25.8%		25.8%		25.6%
U.S. mortgage insurance total RIF, net of reinsurance (1)	$58,146		$56,946		$57,019		$57,001		$57,151
Analysts’ persistency (2)	83.6%		83.9%		83.0%		81.7%		79.5%
Risk-to-capital ratio -- Arch MI U.S. (3)	7.3:1		6.6:1		6.9:1		6.9:1		7.2:1
PMIER sufficiency ratio -- Arch MI U.S. (4)	213%		245%		245%		248%		236%

(1) Total RIF for the U.S. mortgage insurance operations after external reinsurance.
(2) Represents the % of IIF at the beginning of a 12-mo. period that remained in force at the end of the period.
(3) Represents current (non-delinquent) RIF, net of reinsurance, divided by statutory capital (estimate for December 31, 2023).
(4) Calculated as available assets divided by required assets as defined within PMIERs (estimate for December 31, 2023). There was approximately $1.9 billion of excess available assets at December 31, 2023.

19

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment
The following table provides supplemental disclosures for the Company’s U.S. primary mortgage insurance operations:

(U.S. Dollars in millions, except policy/loan/claim count)	Three Months Ended
	December 31, 2023		September 30, 2023		June 30, 2023		March 31, 2023		December 31, 2022
Total new insurance written (NIW) (1)	$9,351		$11,494		$12,292		$10,394		$11,413

Total NIW by credit quality (FICO score):
>=740	$6,058	64.8%	$7,646	66.5%	$8,151	66.3%	$6,672	64.2%	$7,155	62.7%
680-739	2,990	32.0%	3,520	30.6%	3,832	31.2%	3,490	33.6%	3,992	35.0%
620-679	301	3.2%	326	2.8%	308	2.5%	229	2.2%	265	2.3%
<620	2	0.0%	2	0.0%	1	0.0%	3	0.0%	1	0.0%
Total	$9,351	100.0%	$11,494	100.0%	$12,292	100.0%	$10,394	100.0%	$11,413	100.0%

Total NIW by LTV:
95.01% and above	$548	5.9%	$880	7.7%	$635	5.2%	$519	5.0%	$555	4.9%
90.01% to 95.00%	5,095	54.5%	6,306	54.9%	6,855	55.8%	6,043	58.1%	6,725	58.9%
85.01% to 90.00%	2,746	29.4%	3,126	27.2%	3,516	28.6%	2,772	26.7%	3,040	26.6%
85.00% and below	962	10.3%	1,182	10.3%	1,286	10.5%	1,060	10.2%	1,093	9.6%
Total	$9,351	100.0%	$11,494	100.0%	$12,292	100.0%	$10,394	100.0%	$11,413	100.0%

Total NIW monthly vs. single:
Monthly	$8,827	94.4%	$10,712	93.2%	$11,870	96.6%	$10,106	97.2%	$11,090	97.2%
Single	524	5.6%	782	6.8%	422	3.4%	288	2.8%	323	2.8%
Total	$9,351	100.0%	$11,494	100.0%	$12,292	100.0%	$10,394	100.0%	$11,413	100.0%

Total NIW purchase vs. refinance:
Purchase	$9,224	98.6%	$11,334	98.6%	$12,063	98.1%	$10,201	98.1%	$11,202	98.2%
Refinance	127	1.4%	160	1.4%	229	1.9%	193	1.9%	211	1.8%
Total	$9,351	100.0%	$11,494	100.0%	$12,292	100.0%	$10,394	100.0%	$11,413	100.0%

Ending number of policies in force (PIF) (2)	1,117,480		1,129,351		1,138,681		1,147,081		1,160,219

Rollforward of insured loans in default:
Beginning delinquent number of loans	18,644		18,286		18,975		20,567		20,214
Plus: new notices	10,854		10,138		9,028		9,476		10,068
Less: cures	(9,801)		(9,545)		(9,505)		(10,853)		(9,564)
Less: paid claims	(240)		(235)		(212)		(215)		(151)
Ending delinquent number of loans (2)	19,457		18,644		18,286		18,975		20,567

Ending percentage of loans in default (2)	1.74%		1.65%		1.61%		1.65%		1.77%

Losses:
Number of claims paid	240		235		212		215		151
Total paid claims (in thousands)	$7,401		$6,602		$5,715		$7,185		$4,547
Average paid per claim (in thousands)	$30.8		$28.1		$27.0		$33.4		$30.1
Severity (3)	77.8%		64.0%		61.5%		81.8%		69.5%

Average case reserve per default (in thousands)	$17.7		$21.2		$23.1		$23.0		$21.1
(1)    The original principal balance of all loans that received coverage during the period.
(2)    Includes first lien primary and pool policies.
(3)    Represents total paid claims divided by RIF of loans for which claims were paid.

20

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment
The following table provides supplemental disclosures for the Company’s U.S. primary mortgage insurance operations:

(U.S. Dollars in millions)

	December 31, 2023						December 31, 2022
	Loss Reserves, Net (1)	Primary IIF (2)		Primary RIF (3)		Delinquency Rate	Loss Reserves, Net (1)	Primary IIF (2)		Primary RIF (3)		Delinquency Rate
	% of Total	Total	% of Total	Total	% of Total		% of Total	Total	% of Total	Total	% of Total
Policy year:
2013 and prior	29.5%	$10,859	3.7%	$2,738	3.6%	6.55%	36.1%	$12,931	4.4%	$3,222	4.3%	7.07%
2014	1.5%	2,442	0.8%	649	0.9%	2.89%	1.9%	3,696	1.3%	1,012	1.3%	2.61%
2015	2.0%	4,691	1.6%	1,244	1.6%	1.98%	2.4%	6,236	2.1%	1,680	2.2%	2.08%
2016	4.8%	7,525	2.6%	2,025	2.7%	2.50%	5.8%	10,225	3.5%	2,744	3.6%	2.66%
2017	7.0%	7,600	2.6%	2,023	2.7%	3.13%	9.1%	9,508	3.2%	2,521	3.3%	3.06%
2018	9.0%	8,512	2.9%	2,207	2.9%	4.04%	11.6%	10,260	3.5%	2,625	3.5%	4.11%
2019	9.1%	15,767	5.4%	4,074	5.4%	2.40%	10.2%	19,096	6.5%	4,840	6.4%	2.36%
2020	12.1%	51,349	17.7%	13,357	17.7%	1.17%	11.3%	65,141	22.0%	16,414	21.7%	1.20%
2021	14.8%	76,667	26.4%	19,812	26.2%	1.12%	9.9%	89,621	30.3%	22,740	30.0%	0.95%
2022	8.8%	63,899	22.0%	16,755	22.2%	0.89%	1.7%	68,937	23.3%	18,008	23.8%	0.20%
2023	1.3%	41,453	14.3%	10,643	14.1%	0.26%
Total	100.0%	$290,764	100.0%	$75,527	100.0%	1.74%	100.0%	$295,651	100.0%	$75,806	100.0%	1.77%

(1)    Total reserves for losses and loss adjustment expenses, net of recoverables, was $323.6 million at December 31, 2023, compared to $415.2 million at December 31, 2022.
(2)    The aggregate dollar amount of each insured mortgage loan’s current principal balance.
(3)    The aggregate dollar amount of each insured mortgage loan’s current principal balance multiplied by the insurance coverage percentage specified in the policy for insurance policies issued and after contract limits and/or loss ratio caps for risk-sharing transactions.

21

Arch Capital Group Ltd. and Subsidiaries
Segment Information - Consolidated

(U.S. Dollars in millions)	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2023	2023	2023	2023	2022	2023	2022
Gross premiums written	$4,251	$4,527	$4,845	$4,780	$3,795	$18,403	$15,327
Premiums ceded	(990)	(1,172)	(1,417)	(1,356)	(760)	(4,935)	(4,249)
Net premiums written	3,261	3,355	3,428	3,424	3,035	13,468	11,078
Change in unearned premiums	83	(107)	(463)	(541)	(274)	(1,028)	(1,399)
Net premiums earned	3,344	3,248	2,965	2,883	2,761	12,440	9,679
Other underwriting income (loss)	10	5	6	10	1	31	13
Losses and loss adjustment expenses	(1,637)	(1,647)	(1,491)	(1,471)	(1,241)	(6,246)	(5,028)
Acquisition expenses	(643)	(575)	(561)	(533)	(501)	(2,312)	(1,740)
Other operating expenses	(359)	(310)	(313)	(319)	(286)	(1,301)	(1,128)
Underwriting income (loss) (1)	$715	$721	$606	$570	$734	$2,612	$1,796

Underwriting Ratios
Loss ratio	49.0%	50.7%	50.3%	51.0%	45.0%	50.2%	51.9%
Acquisition expense ratio	19.2%	17.7%	18.9%	18.5%	18.1%	18.6%	18.0%
Other operating expense ratio	10.7%	9.5%	10.6%	11.1%	10.4%	10.5%	11.7%
Combined ratio	78.9%	77.9%	79.8%	80.6%	73.5%	79.3%	81.6%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of reinsurance and reinstatement premiums	4.1%	5.6%	4.0%	2.7%	1.3%	4.1%	7.8%
Net (favorable) adverse development in prior year loss reserves, net of related adjustments	(4.1)%	(4.7)%	(3.9)%	(4.3)%	(9.8)%	(4.2)%	(7.7)%
Combined ratio excluding catastrophic activity and prior year development (1)	78.9%	77.0%	79.7%	82.2%	82.0%	79.4%	81.5%

Components of losses and loss adjustment expenses incurred
Paid losses and loss adjustment expenses	$1,096	$1,058	$1,072	$867	$904	$4,093	$3,141
Change in unpaid losses and loss adjustment expenses	541	589	419	604	337	2,153	1,887
Total losses and loss adjustment expenses	$1,637	$1,647	$1,491	$1,471	$1,241	$6,246	$5,028

Net premiums written to gross premiums written	76.7%	74.1%	70.8%	71.6%	80.0%	73.2%	72.3%

(1)See ‘Comments on Regulation G’ for further discussion.

22

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Selected Information on Losses and Loss Adjustment Expenses

(U.S. Dollars in millions)	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2023	2023	2023	2023	2022	2023	2022
Estimated net (favorable) adverse development in prior year loss reserves, net of related adjustments
Net impact on underwriting results:
Insurance	$(7)	$(11)	$(7)	$(7)	$(4)	$(32)	$(11)
Reinsurance	(21)	(43)	(25)	(46)	(55)	(135)	(167)
Mortgage	(107)	(98)	(84)	(73)	(211)	(362)	(564)
Total	$(135)	$(152)	$(116)	$(126)	$(270)	$(529)	$(742)
Impact on losses and loss adjustment expenses:
Insurance	$(8)	$(10)	$(12)	$(12)	$(6)	$(42)	$(25)
Reinsurance	(26)	(44)	(29)	(53)	(63)	(152)	(190)
Mortgage	(101)	(92)	(80)	(71)	(208)	(344)	(554)
Total	$(135)	$(146)	$(121)	$(136)	$(277)	$(538)	$(769)
Impact on acquisition expenses:
Insurance	$1	$(1)	$5	$5	$2	$10	$14
Reinsurance	5	1	4	7	8	17	23
Mortgage	(6)	(6)	(4)	(2)	(3)	(18)	(10)
Total	$—	$(6)	$5	$10	$7	$9	$27
Impact on combined ratio:
Insurance	(0.5)%	(0.8)%	(0.5)%	(0.5)%	(0.3)%	(0.6)%	(0.2)%
Reinsurance	(1.3)%	(2.8)%	(1.8)%	(3.4)%	(4.5)%	(2.3)%	(4.3)%
Mortgage	(39.0)%	(33.5)%	(28.7)%	(24.6)%	(72.1)%	(31.3)%	(48.6)%
Total	(4.1)%	(4.7)%	(3.9)%	(4.3)%	(9.8)%	(4.2)%	(7.7)%
Impact on loss ratio:
Insurance	(0.6)%	(0.7)%	(0.9)%	(0.9)%	(0.5)%	(0.8)%	(0.6)%
Reinsurance	(1.6)%	(2.8)%	(2.2)%	(4.0)%	(5.2)%	(2.6)%	(4.8)%
Mortgage	(36.6)%	(31.4)%	(27.2)%	(23.9)%	(71.1)%	(29.7)%	(47.8)%
Total	(4.0)%	(4.5)%	(4.1)%	(4.7)%	(10.0)%	(4.3)%	(7.9)%
Impact on acquisition expense ratio:
Insurance	0.1%	(0.1)%	0.4%	0.4%	0.2%	0.2%	0.4%
Reinsurance	0.3%	0.0%	0.4%	0.6%	0.7%	0.3%	0.5%
Mortgage	(2.4)%	(2.1)%	(1.5)%	(0.7)%	(1.0)%	(1.6)%	(0.8)%
Total	(0.1)%	(0.2)%	0.2%	0.4%	0.2%	0.1%	0.2%
Estimated net losses incurred from current accident year catastrophic events (1)
Insurance	$55	$37	$35	$20	$34	$147	$241
Reinsurance	82	143	84	59	—	368	512
Total	$137	$180	$119	$79	$34	$515	$753
Impact on combined ratio:
Insurance	3.8%	2.6%	2.6%	1.6%	2.8%	2.7%	5.3%
Reinsurance	5.1%	9.3%	6.3%	4.4%	0.0%	6.3%	12.9%
Total	4.1%	5.6%	4.0%	2.7%	1.3%	4.1%	7.8%
(1)Equals estimated losses from catastrophic events occurring in the current accident year (e.g. natural catastrophes, man-made events, pandemic events), net of reinsurance and reinstatement premiums. As regards the natural catastrophe estimates included within, amounts shown for the insurance segment are for named catastrophic events only, while amounts shown for the reinsurance segment include (i) named events with over $5 million of losses incurred by its Bermuda and Europe operations and (ii) all catastrophe losses incurred by its U.S. operations. Amounts not applicable for the mortgage segment.

23

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Investable Asset Summary and Investment Portfolio Metrics
The following table summarizes the Company’s investable assets and portfolio metrics:

(U.S. Dollars in millions)	December 31,		September 30,		June 30,		March 31,		December 31,
	2023		2023		2023		2023		2022
Investable assets:
Fixed maturities available for sale, at fair value	$23,553	68.1%	$22,485	70.5%	$21,434	70.4%	$20,692	70.4%	$19,683	70.1%
Fixed maturities—fair value option (1)	683	2.0%	644	2.0%	659	2.2%	631	2.1%	554	2.0%
Total fixed maturities	24,236	70.1%	23,129	72.5%	22,093	72.6%	21,323	72.5%	20,237	72.1%

Equity securities, at fair value	1,186	3.4%	894	2.8%	911	3.0%	859	2.9%	860	3.1%
Equity securities—fair value option (1)	7	0.0%	7	0.0%	7	0.0%	7	0.0%	14	0.0%
Total equity securities	1,193	3.4%	901	2.8%	918	3.0%	866	2.9%	874	3.1%

Other investments—fair value option (1)	1,777	5.1%	1,404	4.4%	1,172	3.9%	1,121	3.8%	1,043	3.7%

Investments accounted for using the equity method (2)	4,566	13.2%	4,251	13.3%	4,073	13.4%	3,896	13.3%	3,774	13.4%

Short-term investments available for sale, at fair value	2,063	6.0%	1,682	5.3%	1,702	5.6%	1,553	5.3%	1,332	4.7%
Short-term investments—fair value option (1)	21	0.1%	13	0.0%	8	0.0%	17	0.1%	33	0.1%
Total short-term investments	2,084	6.0%	1,695	5.3%	1,710	5.6%	1,570	5.3%	1,365	4.9%

Cash	917	2.7%	859	2.7%	904	3.0%	803	2.7%	855	3.0%

Securities transactions entered into but not settled at the balance sheet date	(184)	(0.5)%	(358)	(1.1)%	(429)	(1.4)%	(178)	(0.6)%	(83)	(0.3)%
Total investable assets held by the Company	$34,589	100.0%	$31,881	100.0%	$30,441	100.0%	$29,401	100.0%	$28,065	100.0%

Average effective duration (in years)	2.91		2.97		3.03		2.89		2.89
Average S&P/Moody’s credit ratings (3)	AA-/Aa3		AA-/Aa3		AA-/Aa3		AA-/Aa3		AA-/Aa3
(1)     Included in “other investments” on the balance sheet.
(2)    Changes in the carrying value of investment funds accounted for using the equity method are recorded as “equity in net income (loss) of investment funds accounted for using the equity method” rather than as                 an unrealized gain or loss component of accumulated other comprehensive income.
(3)    Average credit ratings on the Company’s investment portfolio on securities with ratings assigned by Standard & Poor’s (“S&P”) and Moody’s Investors Service (“Moody’s”).

24

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Composition of Net Investment Income, Yield and Total Return

The following table summarizes the Company’s net investment income, yield and total return:

(U.S. Dollars in millions, except per share data)	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2023	2023	2023	2023	2022	2023	2022
Composition of net investment income:
Fixed maturities	$272	$243	$214	$188	$158	$917	$469
Short-term investments	20	19	15	14	13	68	29
Equity securities (dividends)	7	5	6	4	6	22	22
Other (1)	33	22	25	13	18	93	47
Gross investment income	332	289	260	219	195	1,100	567
Investment expenses	(19)	(20)	(18)	(20)	(14)	(77)	(71)
Net investment income	$313	$269	$242	$199	$181	$1,023	$496
Per share	$0.82	$0.71	$0.64	$0.53	$0.48	$2.70	$1.31

Equity in net income (loss) of investment funds accounted for using the equity method	102	59	69	48	40	278	115
Per share	$0.27	$0.16	$0.18	$0.13	$0.11	$0.73	$0.30

Investment income yield, at amortized cost (2):
Pre-tax	4.11%	3.68%	3.50%	3.03%	2.80%	3.53%	1.99%
After-tax	3.59%	3.18%	3.05%	2.58%	2.41%	3.06%	1.70%

Total return on investments (3)	4.76%	(0.40)%	0.56%	2.54%	2.60%	7.57%	(6.45)%
(1)Amounts include dividends and other distributions on investment funds, term loan investments, funds held balances, cash balances and other.
(2)Presented on an annualized basis and excluding the impact of investments for which returns are not included within investment income, such as investments accounted for using the equity method and certain equities.
(3)Total return on investments includes investment income, equity in net income or loss of investment funds accounted for using the equity method, net realized gains and losses (excluding changes in allowance for credit losses on non-investment related financial assets) and the change in unrealized gains or losses and is calculated on a pre-tax basis and before investment expenses. See ‘Comments on Regulation G’ for a further discussion of the presentation of total return on investments.

25

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Composition of Fixed Maturities

The following table summarizes the Company’s fixed maturities:

(U.S. Dollars in millions)	Fair Value	Gross Unrealized Gains	Gross Unrealized Losses	Net Unrealized Gains (Losses)	Allowance for Credit Losses	Amortized Cost	Fair Value / Amortized Cost	Fair Value % of Total
At December 31, 2023
Corporates	$11,517	$157	$(464)	$(307)	$(20)	$11,844	97.2%	47.5%
U.S. government and government agencies	5,827	63	(86)	(23)	—	5,850	99.6%	24.0%
Asset-backed securities	2,252	11	(55)	(44)	(5)	2,301	97.9%	9.3%
Non-U.S. government securities	2,068	33	(100)	(67)	(1)	2,136	96.8%	8.5%
Commercial mortgage-backed securities	1,213	3	(34)	(31)	(2)	1,246	97.4%	5.0%
Residential mortgage-backed securities	1,103	7	(66)	(59)	—	1,162	94.9%	4.6%
Municipal bonds	256	1	(20)	(19)	—	275	93.1%	1.1%
Total	$24,236	$275	$(825)	$(550)	$(28)	$24,814	97.7%	100.0%

At December 31, 2022
Corporates	$8,563	$55	$(781)	$(726)	$(30)	$9,319	91.9%	42.3%
U.S. government and government agencies	5,167	15	(343)	(328)	—	5,495	94.0%	25.5%
Asset-backed securities	1,929	1	(107)	(106)	(6)	2,041	94.5%	9.5%
Non-U.S. government securities	2,317	9	(238)	(229)	(2)	2,548	90.9%	11.4%
Commercial mortgage-backed securities	1,047	1	(58)	(57)	(3)	1,107	94.6%	5.2%
Residential mortgage-backed securities	795	5	(87)	(82)	—	877	90.6%	3.9%
Municipal bonds	419	3	(33)	(30)	—	449	93.3%	2.1%
Total	$20,237	$89	$(1,647)	$(1,558)	$(41)	$21,836	92.7%	100.0%

26

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Credit Quality Distribution and Maturity Profile

The following table summarizes the credit quality distribution and maturity profile of the Company’s fixed maturities:

(U.S. Dollars in millions)	December 31,		September 30,		June 30,		March 31,		December 31,
	2023		2023		2023		2023		2022
Credit quality distribution of total fixed maturities (1):
U.S. government and government agencies (2)	$6,493	26.8%	$6,359	27.5%	$5,282	23.9%	$5,274	24.7%	$5,831	28.8%
AAA	4,305	17.8%	4,164	18.0%	3,985	18.0%	3,826	17.9%	3,617	17.9%
AA	2,165	8.9%	2,061	8.9%	2,285	10.3%	2,136	10.0%	2,214	10.9%
A	4,629	19.1%	4,523	19.6%	4,810	21.8%	4,540	21.3%	3,993	19.7%
BBB	5,058	20.9%	4,390	19.0%	4,165	18.9%	3,875	18.2%	3,324	16.4%
BB	698	2.9%	773	3.3%	770	3.5%	711	3.3%	560	2.8%
B	389	1.6%	352	1.5%	366	1.7%	384	1.8%	377	1.9%
Lower than B	15	0.1%	16	0.1%	16	0.1%	18	0.1%	12	0.1%
Not rated	484	2.0%	491	2.1%	414	1.9%	559	2.6%	309	1.5%
Total fixed maturities, at fair value	$24,236	100.0%	$23,129	100.0%	$22,093	100.0%	$21,323	100.0%	$20,237	100.0%

Maturity profile of total fixed maturities:
Due in one year or less	$516	2.1%	$706	3.1%	$594	2.7%	$505	2.4%	$534	2.6%
Due after one year through five years	13,279	54.8%	13,272	57.4%	12,399	56.1%	11,739	55.1%	11,292	55.8%
Due after five years through ten years	5,420	22.4%	4,679	20.2%	4,630	21.0%	4,616	21.6%	4,156	20.5%
Due after 10 years	453	1.9%	61	0.3%	123	0.6%	242	1.1%	484	2.4%
	19,668	81.2%	18,718	80.9%	17,746	80.3%	17,102	80.2%	16,466	81.4%
Residential mortgage-backed securities	1,103	4.6%	965	4.2%	860	3.9%	823	3.9%	795	3.9%
Commercial mortgage-backed securities	1,213	5.0%	1,102	4.8%	1,082	4.9%	1,035	4.9%	1,047	5.2%
Asset-backed securities	2,252	9.3%	2,344	10.1%	2,405	10.9%	2,363	11.1%	1,929	9.5%
Total fixed maturities, at fair value	$24,236	100.0%	$23,129	100.0%	$22,093	100.0%	$21,323	100.0%	$20,237	100.0%

(1)     For individual fixed maturities, S&P ratings are used. In the absence of an S&P rating, ratings from Moody’s are used, followed by ratings from Fitch Ratings.
(2)     Includes U.S. government-sponsored agency mortgage backed securities and agency commercial mortgage backed securities.

27

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Analysis of Corporate Exposures

The following table summarizes the Company’s corporate bonds by sector:

(U.S. Dollars in millions)	December 31,		September 30,		June 30,		March 31,		December 31,
	2023		2023		2023		2023		2022
Sector:
Industrials	$5,525	48.0%	$4,918	46.0%	$4,988	47.0%	$4,672	46.6%	$3,463	40.4%
Financials	4,523	39.3%	4,326	40.5%	4,334	40.8%	4,329	43.2%	4,246	49.6%
Utilities	1,039	9.0%	962	9.0%	927	8.7%	798	8.0%	546	6.4%
All other (1)	430	3.7%	478	4.5%	367	3.5%	223	2.2%	308	3.6%
Total	$11,517	100.0%	$10,684	100.0%	$10,616	100.0%	$10,022	100.0%	$8,563	100.0%

Credit quality distribution (2):
AAA	$295	2.6%	$297	2.8%	$227	2.1%	$176	1.8%	$178	2.1%
AA	1,038	9.0%	938	8.8%	913	8.6%	869	8.7%	767	9.0%
A	4,043	35.1%	3,936	36.8%	4,197	39.5%	3,994	39.9%	3,266	38.1%
BBB	4,744	41.2%	4,118	38.5%	3,885	36.6%	3,628	36.2%	3,096	36.2%
BB	634	5.5%	715	6.7%	714	6.7%	658	6.6%	541	6.3%
B	389	3.4%	351	3.3%	365	3.4%	383	3.8%	371	4.3%
Lower than B	15	0.1%	16	0.1%	16	0.2%	18	0.2%	12	0.1%
Not rated	359	3.1%	313	2.9%	299	2.8%	296	3.0%	332	3.9%
Total	$11,517	100.0%	$10,684	100.0%	$10,616	100.0%	$10,022	100.0%	$8,563	100.0%

(1)    Includes sovereign securities, supranational securities and other.
(2)    For individual fixed maturities, S&P ratings are used. In the absence of an S&P rating, ratings from Moody’s are used, followed by ratings from Fitch Ratings.

The following table summarizes the Company’s top ten exposures to fixed income corporate issuers by fair value at December 31, 2023:

(U.S. Dollars in millions)	Fair Value	% of Asset Class	% of Investable Assets	Credit Quality (1)
Issuer:
Bank of America Corporation	$383	3.3%	1.1%	A-/A1
JPMorgan Chase & Co.	361	3.1%	1.0%	A-/A1
Morgan Stanley	338	2.9%	1.0%	A-/A1
The Goldman Sachs Group, Inc.	230	2.0%	0.7%	BBB+/A2
Citigroup Inc.	229	2.0%	0.7%	BBB+/A3
Wells Fargo & Company	171	1.5%	0.5%	BBB+/A1
Blue Owl Capital Inc.	165	1.4%	0.5%	BBB-/Baa3
Roche Holding AG	147	1.3%	0.4%	AA/Aa2
Blackstone Inc.	138	1.2%	0.4%	BBB/Baa3
UBS Group AG	128	1.1%	0.4%	A/A2
Total	$2,290	19.9%	6.6%

(1)    Average credit ratings assigned by S&P and Moody’s, respectively.

28

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Structured Securities

The following table provides the composition of the Company’s structured securities:

(U.S. Dollars in millions)	Agencies	AAA	AA	A	BBB	Non-Investment Grade	Total
At December 31, 2023
Residential mortgage-backed securities	$658	$416	$29	$—	$—	$—	$1,103
Commercial mortgage-backed securities	7	757	198	45	126	80	1,213
Asset-backed securities	—	1,302	231	440	170	109	2,252
Total	$665	$2,475	$458	$485	$296	$189	$4,568

At December 31, 2022
Residential mortgage-backed securities	$645	$106	$28	$—	$—	$16	$795
Commercial mortgage-backed securities	18	682	152	32	82	81	1,047
Asset-backed securities	—	1,135	184	350	119	141	1,929
Total	$663	$1,923	$364	$382	$201	$238	$3,771

29

Arch Capital Group Ltd. and Subsidiaries
Comments on Regulation G
Throughout this financial supplement, the Company presents its operations in the way it believes will be the most meaningful and useful to investors, analysts, rating agencies and others who use the Company’s financial information in evaluating the performance of the Company. This presentation includes the use of after-tax operating income available to Arch common shareholders, which is defined as net income available to Arch common shareholders, excluding net realized gains or losses (which includes changes in the allowance for credit losses on financial assets and net impairment losses recognized in earnings), equity in net income or loss of investment funds accounted for using the equity method, net foreign exchange gains or losses, transaction costs and other, net of income taxes (which for the 2023 fourth quarter includes a one-time deferred tax benefit related to the enactment of Bermuda’s new corporate income tax), and the use of annualized operating return on average common equity. The presentation of after-tax operating income available to Arch common shareholders and annualized operating return on average common equity are non-GAAP financial measures as defined in Regulation G. The reconciliation of such measures to net income available to Arch common shareholders and annualized net income return on average common equity (the most directly comparable GAAP financial measures) in accordance with Regulation G is included on the following page.
The Company believes that net realized gains or losses, equity in net income or loss of investment funds accounted for using the equity method, net foreign exchange gains or losses and transaction costs and other, in any particular period are not indicative of the performance of, or trends in, the Company’s business. Although net realized gains or losses, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses are an integral part of the Company’s operations, the decision to realize these items are independent of the insurance underwriting process and result, in large part, from general economic and financial market conditions. Furthermore, certain users of the Company’s financial information believe that, for many companies, the timing of the realization of investment gains or losses is largely opportunistic. In addition, changes in the allowance for credit losses and net impairment losses recognized in earnings on the Company’s investments represent other-than-temporary declines in expected recovery values on securities without actual realization.
The use of the equity method on certain of the Company’s investments in certain funds that invest in fixed maturity securities is driven by the ownership structure of such funds (either limited partnerships or limited liability companies). In applying the equity method, these investments are initially recorded at cost and are subsequently adjusted based on the Company’s proportionate share of the net income or loss of the funds (which include changes in the fair value of the underlying securities in the funds). This method of accounting is different from the way the Company accounts for its other fixed maturity securities and the timing of the recognition of equity in net income or loss of investment funds accounted for using the equity method may differ from gains or losses in the future upon sale or maturity of such investments.
Transaction costs and other include advisory, financing, legal, severance, incentive compensation and other transaction costs related to acquisitions. The Company believes that transaction costs and other, due to their non-recurring nature, are not indicative of the performance of, or trends in, the Company’s business performance.
In the 2023 fourth quarter, the Company established a net deferred tax benefit of $1.18 billion consistent with the transition provisions specified in the Bermuda Corporate Income Tax Act of 2023. Due to the non-recurring nature of this one-time item, the Company believes that excluding this item from after-tax operating income or loss available to common shareholders provides the user with a better evaluation of the Company’s ongoing business performance.
The Company believes that showing net income available to Arch common shareholders exclusive of the items referred to above reflects the underlying fundamentals of the Company’s business since the Company evaluates the performance of and manages its business to produce an underwriting profit. In addition to presenting net income available to Arch common shareholders, the Company believes that this presentation enables investors and other users of the Company’s financial information to analyze the Company’s performance in a manner similar to how the Company’s management analyzes performance. The Company also believes that this measure follows industry practice and, therefore, allows the users of the Company’s financial information to compare the Company’s performance with its industry peer group. The Company believes that the equity analysts and certain rating agencies that follow the Company and the insurance industry as a whole generally exclude these items from their analyses for the same reasons.
The Company’s segment information includes the presentation of consolidated underwriting income or loss and a subtotal of underwriting income or loss. Such measures represent the pre-tax profitability of the Company’s underwriting operations and include net premiums earned plus other underwriting income, less losses and loss adjustment expenses, acquisition expenses and other operating expenses. Other operating expenses include those operating expenses that are incremental and/or directly attributable to the Company’s individual underwriting operations. Underwriting income or loss does not incorporate items included in the Company’s corporate segment. While these measures are presented in the Segment Information footnote to the Company’s Consolidated Financial Statements, they are considered non-GAAP financial measures when presented elsewhere on a consolidated basis. The reconciliations of underwriting income or loss to income before income taxes (the most directly comparable GAAP financial measure) on a consolidated basis, in accordance with Regulation G, is shown on pages 9 to 12.
In addition, the Company’s segment information includes the use of a combined ratio excluding catastrophic activity and prior year development, for the insurance and reinsurance segments, and a combined ratio excluding prior year development, for the mortgage segment. These ratios are non-GAAP financial measures as defined in Regulation G. The reconciliation of such measures to the combined ratio (the most directly comparable GAAP financial measure) in accordance with Regulation G are shown on the individual segment pages. The Company’s management utilizes the adjusted combined ratios excluding current accident year catastrophic events and favorable or adverse development in prior year loss reserves in its analysis of the underwriting performance of each of its underwriting segments.
Total return on investments includes investment income, equity in net income or loss of investment funds accounted for using the equity method, net realized gains and losses (excluding changes in the allowance for credit losses on non-investment related financial assets) and the change in unrealized gains and losses generated by the Company’s investment portfolio. Total return is calculated on a pre-tax basis and before investment expenses, and reflects the effect of financial market conditions along with foreign currency fluctuations. Management uses total return on investments as a key measure of the return generated to Arch common shareholders, and compares the return generated by the Company’s investment portfolio against benchmark returns during the periods presented.

30

Arch Capital Group Ltd. and Subsidiaries
Operating Income Reconciliation and Annualized Operating Return on Average Common Equity
The following table summarizes the Company’s consolidated financial data, including a reconciliation of net income (loss) available to Arch common shareholders to after-tax operating income (loss) available to Arch common shareholders and related diluted per share results:

(U.S. Dollars and shares in millions, except per share data)	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2023	2023	2023	2023	2022	2023	2022
Net income available to Arch common shareholders	$2,324	$713	$661	$705	$849	$4,403	$1,436
Net realized (gains) losses (1)	(189)	248	123	(17)	(80)	165	663
Equity in net (income) loss of investment funds accounted for using the equity method	(102)	(59)	(69)	(48)	(40)	(278)	(115)
Net foreign exchange (gains) losses	60	(22)	6	18	81	62	(102)
Transaction costs and other	4	1	2	(1)	—	6	—
Income tax expense (benefit) (2)	(1,152)	(5)	3	(3)	(4)	(1,157)	(42)
After-tax operating income available to Arch common shareholders	$945	$876	$726	$654	$806	$3,201	$1,840

Diluted per common share results:
Net income available to Arch common shareholders	$6.12	$1.88	$1.75	$1.87	$2.26	$11.62	$3.80
Net realized (gains) losses (1)	(0.50)	0.65	0.33	(0.05)	(0.22)	0.44	1.76
Equity in net (income) loss of investment funds accounted for using the equity method	(0.27)	(0.16)	(0.18)	(0.13)	(0.11)	(0.73)	(0.31)
Net foreign exchange (gains) losses	0.16	(0.05)	0.01	0.05	0.22	0.16	(0.27)
Transaction costs and other	0.01	0.00	0.00	0.00	0.00	0.01	0.00
Income tax expense (benefit) (2)	(3.03)	(0.01)	0.01	(0.01)	(0.01)	(3.05)	(0.11)
After-tax operating income available to Arch common shareholders	$2.49	$2.31	$1.92	$1.73	$2.14	$8.45	$4.87

Weighted average common shares and common share equivalents outstanding - diluted	379.8	379.4	378.4	377.6	375.9	378.8	377.6

Beginning common shareholders’ equity	$14,409	$13,811	$13,158	$12,080	$10,966	$12,080	$12,716
Ending common shareholders’ equity	17,523	14,409	13,811	13,158	12,080	17,523	12,080
Average common shareholders’ equity	$15,966	$14,110	$13,485	$12,619	$11,523	$14,802	$12,398

Annualized net income return on average common equity	58.2%	20.2%	19.6%	22.3%	29.5%	29.7%	11.6%
Annualized operating return on average common equity	23.7%	24.8%	21.5%	20.7%	28.0%	21.6%	14.8%

(1)    Net realized gains or losses include realized and unrealized changes in the fair value of equity securities and assets accounted for using the fair value option, realized and unrealized gains and losses on derivative instruments and changes in the allowance for credit losses on financial assets.
(2)    Income tax expense (benefit) on net realized gains or losses, equity in net income (loss) of investment funds accounted for using the equity method, net foreign exchange gains or losses and transaction costs and other reflects the relative mix reported by jurisdiction and the varying tax rates in each jurisdiction. The 2023 fourth quarter results were impacted by the establishment of a net deferred tax asset of $1.18 billion, or $3.10 per share, related to the enactment of Bermuda’s new corporate income tax.

31

Arch Capital Group Ltd. and Subsidiaries
Operating Income and Effective Tax Rate Calculations
The following table provides a reconciliation of income (loss) before income taxes to after-tax operating income (loss) available to Arch common shareholders and an analysis of the effective tax rate on pre-tax operating income (loss) available to Arch common shareholders:

(U.S. Dollars in millions)	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2023	2023	2023	2023	2022	2023	2022
Arch Operating Income Components:
Income (loss) before income taxes and income (loss) from operating affiliates	$1,188	$741	$714	$742	$887	$3,385	$1,487
Net realized (gains) losses	(189)	248	123	(17)	(80)	165	663
Equity in net (income) loss of investment funds accounted for using the equity method	(102)	(59)	(69)	(48)	(40)	(278)	(115)
Net foreign exchange (gains) losses	60	(22)	8	16	79	62	(106)
Transaction costs and other	4	1	2	(1)	—	6	—
Income (loss) from operating affiliates	69	54	22	39	36	184	75
Pre-tax operating income available to Arch (b)	1,030	963	800	731	882	3,524	2,004
Income tax (expense) benefit (a)	(75)	(77)	(64)	(67)	(66)	(283)	(124)
After-tax operating income available to Arch	955	886	736	664	816	3,241	1,880
Preferred dividends	(10)	(10)	(10)	(10)	(10)	(40)	(40)
After-tax operating income available to Arch common shareholders	$945	$876	$726	$654	$806	$3,201	$1,840

Effective tax rate on pre-tax operating income (loss) available to Arch (a)/(b)	7.3%	8.0%	8.0%	9.2%	7.5%	8.0%	6.2%

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Arch Capital Group Ltd. and Subsidiaries
Capital Structure and Share Repurchase Activity
The following table provides an analysis of the Company’s capital structure:

(U.S. Dollars and shares in millions, except per share data)	December 31,	September 30,	June 30,	March 31,	December 31,
	2023	2023	2023	2023	2022
Debt:
Arch senior notes, due May 1, 2034 ($300 principal, 7.35%)	$300	$300	$300	$300	$300
Arch-U.S. senior notes, due Nov. 1, 2043 ($500 principal, 5.144%) (1)	500	500	500	500	500
Arch Finance senior notes, due December 15, 2026 ($500 principal, 4.011%) (2)	500	500	500	500	500
Arch Finance senior notes, due December 15, 2046 ($450 principal, 5.031%) (2)	450	450	450	450	450
Arch senior notes, due June 30, 2050 ($1,000 principal, 3.635%)	1,000	1,000	1,000	1,000	1,000
Deferred debt costs on senior notes	(24)	(24)	(24)	(24)	(25)
Revolving credit agreement borrowings, due August 23, 2028	—	—	—	—	—
Total debt	$2,726	$2,726	$2,726	$2,726	$2,725

Shareholders’ equity available to Arch:
Series F non-cumulative preferred shares (5.45%)	330	330	330	330	330
Series G non-cumulative preferred shares (4.55%)	500	500	500	500	500
Common shareholders’ equity (a)	17,523	14,409	13,811	13,158	12,080
Total shareholders’ equity available to Arch	$18,353	$15,239	$14,641	$13,988	$12,910

Total capital available to Arch	$21,079	$17,965	$17,367	$16,714	$15,635

Common shares outstanding, net of treasury shares (b)	373.3	373.1	372.9	372.2	370.3

Book value per common share (3) (a)/(b)	$46.94	$38.62	$37.04	$35.35	$32.62

Leverage ratios:
Senior notes/total capital available to Arch	12.9%	15.2%	15.7%	16.3%	17.4%
Revolving credit agreement borrowings/total capital available to Arch	—%	—%	—%	—%	—%
Debt/total capital available to Arch	12.9%	15.2%	15.7%	16.3%	17.4%
Preferred/total capital available to Arch	3.9%	4.6%	4.8%	5.0%	5.3%
Debt and preferred/total capital available to Arch	16.9%	19.8%	20.5%	21.3%	22.7%

(1)    Issued by Arch Capital Group (U.S.) Inc. (“Arch-U.S.”), a wholly owned subsidiary of Arch, and fully and unconditionally guaranteed by Arch.
(2)    Issued by Arch Capital Finance LLC (“Arch Finance”), a wholly owned subsidiary of Arch U.S. MI Holdings Inc., and fully and unconditionally guaranteed by Arch.
(3)    Excludes the effects of stock options, restricted and performance stock units outstanding.

The following table provides the impact of share repurchases under the Company’s share repurchase program:

(U.S. Dollars and shares in millions, except per share data)	Three Months Ended					Cumulative
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
	2023	2023	2023	2023	2022	2023
Effect of share repurchases:
Aggregate cost of shares repurchased	$—	$—	$—	$—	$—	$5,872
Shares repurchased	—	—	—	—	—	433.6
Average price per share repurchased	$—	$—	$—	$—	$—	$13.54

Remaining share repurchase authorization (1)						$1,000
(1)    Repurchases under the share repurchase authorization may be effected from time to time in open market or privately negotiated transactions through December 31, 2024.

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